UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 25, 2022

VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Number: 333-253034-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034	23-2259884
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2022, Verizon Master Trust (the “Trust”) issued (i) Class A Asset-Backed Notes with an initial note balance of $710,100,000; (ii) Class B Asset-Backed Notes with an initial note balance of $57,000,000; and (iii) Class C Asset-Backed Notes with an initial note balance of $32,900,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Indenture, Series 2022-2 Account Control Agreement, and EU/UK Risk Retention Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of January 19, 2022, among the Trust, Cellco Partnership d/b/a Verizon Wireless (“Cellco”) and BofA Securities, Inc., Barclays Capital Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.*

4.1
Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, among the Trust, U.S. Bank National Association, as master collateral agent (the “Master Collateral Agent”), Cellco, as servicer, and the creditor representatives from time to time party thereto.**

4.2	Indenture, dated as of January 25, 2022, between the Trust and U.S. Bank National Association, as indenture trustee and note paying agent.

10.1	Amended and Restated Trust Agreement, dated as of May 25, 2021, between Verizon ABS II LLC, as depositor (the “Depositor”) and Wilmington Trust, National Association, as owner trustee.**

10.2	Originator Receivables Transfer Agreement, dated as of May 25, 2021, between the originators party thereto from time to time and the Depositor.**

10.3	Additional Transferor Receivables Transfer Agreement, dated as of May 25, 2021, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.**

10.4	Transfer and Servicing Agreement, dated as of May 25, 2021, among the Trust, the Depositor and Cellco, as servicer, marketing agent and custodian.**

10.5	Administration Agreement, dated as of May 25, 2021, between the Trust and Cellco, as administrator.**

10.6	Account Control Agreement, dated as of May 25, 2021, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.**

10.7
Series 2022-2 Account Control Agreement, dated as of January 25, 2022, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.8	Parent Support Agreement, dated as of May 25, 2021, by Verizon Communications Inc. and accepted and acknowledged by the Depositor, the Trust and the Master Collateral Agent.**

10.9	Asset Representations Review Agreement, dated as of May 25, 2021, among the Trust, Cellco, as servicer and Pentalpha Surveillance LLC, as asset representations reviewer.*

10.12	EU/UK Risk Retention Agreement, dated as of January 25, 2022, among the Trust, the Depositor and the originators then party thereto.

36.1	Depositor Certification, dated January 19, 2022, for shelf offerings of asset-backed securities.*

99.1
Omnibus Amendment No. 1 to the Master Collateral Agency and Intercreditor Agreement, the Originator Receivables Transfer Agreement, the Additional Transferor Receivables Transfer Agreement and the Transfer and Servicing Agreement, dated as of November 4, 2021, among the Trust, the Master Collateral Agent, the originators then party to the Originator Receivables Transfer Agreement, the Depositor, Verizon DPPA Master Trust, and Cellco, as servicer, marketing agent, custodian and administrator.***

_________
*   Previously filed on Form 8-K on January 19, 2022.
** Previously filed on Form 8-K on May 25, 2021.
*** Previously filed on Form 8-K on November 4, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer

Date:  January 25, 2022